UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 31, 2019 (December 31, 2019)

OFG BANCORP

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-12647	66-0538893
(Commission File Number)	(IRS Employer Identification No.)

Oriental Center, 15th Floor
254 Munoz Rivera Avenue San Juan, Puerto Rico	00918
(Address of Principal Executive Offices)	(Zip Code)

(787) 771-6800

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, par value $1.00 per share	OFG	New York Stock Exchange

7.125% Noncumulative Monthly Income Preferred Stock, Series A ($25.00 liquidation preference per share)	OFG.PRA	New York Stock Exchange

7.0% Noncumulative Monthly Income Preferred Stock, Series B ($25.00 liquidation preference per share)	OFG.PRB	New York Stock Exchange

7.125% Noncumulative Perpetual Preferred Stock, Series D ($25.00 liquidation preference per share)	OFG.PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

SBPR Acquisition

On December 31, 2019, Oriental Bank (the “Bank”), a wholly-owned subsidiary of OFG Bancorp (the “Company”), completed its previously announced acquisition of Scotiabank de Puerto Rico (“SBPR”), a bank chartered under the laws of Puerto Rico, from The Bank of Nova Scotia, a Schedule I bank chartered under the laws of Canada (“BNS”), pursuant to that certain Stock Purchase Agreement, dated as of June 26, 2019 (the “SPA”), by and between the Bank, BNS and, solely for the purposes set forth in the SPA (the “SBPR Acquisition”), the Company for $550 million in cash.

Upon the closing of the SBPR Acquisition, the Bank will have a well-diversified loan portfolio totaling $7.2 billion, deposits of $7.9 billion, and approximately 500,000 customers. Its mortgage servicing portfolio will expand five-fold to approximately $5 billion, providing critical mass to become a meaningful source of non-interest income. In addition, the Bank will have more than 2,400 employees and will have 55 branches, 11 Interactive Teller Machines, 460 ATMs, and access to 55,000+ surcharge free Allpoint ATM’s in Puerto Rico and Stateside.

USVI Branch Acquisition

On December 31, 2019, the Bank completed its previously announced acquisition of the U.S. Virgin Islands (the “USVIs”) banking operations of BNS through an acquisition of certain assets (including loans, ATMs and physical branch locations) and an assumption of certain liabilities (including deposits) (the “USVI Transaction”) pursuant to that certain Sale and Purchase Agreement (USVI), dated as of June 26, 2019 (the “USVI Purchase Agreement”), by and between the Bank, BNS and, solely for the purposes set forth in the USVI Purchase Agreement, the Company. At the closing of the USVI Transaction, BNS paid the Bank approximately $178.3 million in cash, which represents the estimated closing payment pursuant to the terms of the USVI Purchase Agreement. The Bank’s USVI customer deposits are insured by the Federal Deposit Insurance Corporation (FDIC) up to the maximum provided by law.

PR Branch Acquisition

On December 31, 2019, the Bank completed its previously announced acquisition of certain loans and other assets, and assumption of certain liabilities, from BNS’s Puerto Rico branch (the “PR Transaction”) pursuant to that certain Sale and Purchase Agreement (PR), dated as of June 26, 2019 (the “PR Purchase Agreement”), by and between the Bank, BNS and, solely for the purposes set forth in the PR Purchase Agreement, the Company. At the closing of the PR Transaction, the Bank paid BNS approximately $53.5 million in cash, which represents the estimated closing payment pursuant to the terms of the PR Purchase Agreement.

The description of the SBPR Acquisition, USVI Transaction and the PR Transaction, as well as the SPA, the USVI Purchase Agreement and PR Purchase Agreement, do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the SPA, USVI Purchase Agreement and PR Purchase Agreement, which were filed as Exhibits 2.1, 2.2 and 2.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 2, 2019, and which is incorporated herein by reference.

Transitional Services

Upon closing of the transactions described in this Current Report on Form 8-K, the Bank will, pursuant to a transition services agreement, continue to use certain Scotiabank technology platforms and services for a transitional period. As a result, customers can interact with the Bank, and use branches, as they do currently without any need for change. In addition, customers will be able to use all the Bank ATMs at no charge and make credit card, mortgage, car and personal loan payments and make deposits by cash or check through express mailboxes in all branches.

Item 7.01. Regulation FD Disclosure.

The information provided in Item 2.01 is incorporated herein by reference.

The information in this Item 7.01 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of SBPR

Audited historical financial statements for the years ended October 31, 2018, October 31, 2017 and October 31, 2016 of SBPR and unaudited financial statements for the nine months ended July 31, 2019 and the corresponding interim periods of 2018 will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date that this Report is required to be filed.

(b) Pro Forma Financial Information

Pro forma financial information with respect to the SBPR Acquisition will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date that this Report is required to be filed.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated June 26, 2019, between The Bank of Nova Scotia and Oriental Bank, and, solely for the purposes expressly provided therein, OFG Bancorp (previously filed as Exhibit 2.1 to the Company’s Form 8-K, filed on July 2, 2019 and herein incorporated by reference).*

2.2	Sale and Purchase Agreement (USVI), dated June 26, 2019, between The Bank of Nova Scotia and Oriental Bank, and, solely for the purposes expressly provided therein, OFG Bancorp (previously filed as Exhibit 2.2 to the Company’s Form 8-K, filed on July 2, 2019 and herein incorporated by reference).*

2.3	Sale and Purchase Agreement (PR), dated June 26, 2019, between The Bank of Nova Scotia and Oriental Bank, and, solely for the purposes expressly provided therein, OFG Bancorp (previously filed as Exhibit 2.3 to the Company’s Form 8-K, filed on July 2, 2019 and herein incorporated by reference).*

*

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any omitted schedules and exhibits upon request by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFG BANCORP

Date: December 31, 2019	By:	/s/ Carlos O. Souffront
Carlos O. Souffront
General Counsel and Secretary of Board of Directors